Receivables	12 Months Ended
Dec. 31, 2017
Receivables
Receivables

6.  Receivables

	December 31,
($ in millions)	2017	2016

Trade accounts receivable	$1,353	$1,169
Less allowance for doubtful accounts	(10)	(11)
Net trade accounts receivable	1,343	1,158
Other receivables	291	333
	$1,634	$1,491

Net accounts receivable under long-term contracts, due primarily from agencies of the U.S. government and their prime contractors, were $214 million and $224 million for the years ended December 31, 2017 and 2016, respectively, and included $153 million and $165 million at each period end, respectively, representing the recognized sales value of performance that was not yet billable to customers. The average length of the long-term contracts is approximately 2.7 years, and the average length remaining on those contracts at December 31, 2017, was one year. At December 31, 2017, $214 million of net accounts receivables is expected to be collected within the next year and is related to customary fees and cost withholdings that will be paid upon milestone or contract completions, as well as final overhead rate settlements.

Other receivables include income and sales tax receivables, certain vendor rebate receivables and other miscellaneous receivables.

The company has entered into several regional uncommitted and committed accounts receivable factoring programs with various financial institutions for certain receivables of the company. Programs accounted for as true sales of the receivables, without recourse to Ball, had combined limits of approximately $1.0 billion at December 31, 2017. A total of $439 million and $374 million were available for sale under these programs as of December 31, 2017 and 2016, respectively.